SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[   ]	Preliminary Proxy Statement
[X]	Definitive Proxy Statement
[   ]	Definitive Additional Materials
[   ]	Soliciting Material Pursuant to Section 240.14a-11(c)
or Section 240.14a-12

	TRAVELERS SERIES FUND INC.
	(Name of Registrant as Specified In Its Charter)

	GORDON E. SWARTZ
	(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]	No Fee Required
[   ]	Fee computed on table below per Exchange Act Rules
14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction
applies:

2)	Aggregate number of securities to which transaction
applies:

3)	Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-
11:

4)	Proposed maximum aggregate value of transaction:


Set forth the amount on which the filing fee is calculated and state how it was determined.


[   ]	Check box if any part of the fee is offset as provided
by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	         Date Filed:



                          TRAVELERS SERIES FUND INC.
                         TBC MANAGED INCOME PORTFOLIO
                             388 GREENWICH STREET
                           NEW YORK, NEW YORK 10013

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                            ----------------------

                        TO BE HELD ON NOVEMBER 24, 1998

                            ----------------------

To the Shareholders:

  A special meeting of shareholders of the TBC Managed Income Portfolio (the "Portfolio") of Travelers Series Fund Inc. (the "Fund") will be held on November 24, 1998 at 2:00 p.m. local time at 388 Greenwich Street, 22nd Floor, New York, New York, for the following purposes:

    (1) To approve a new Management Agreement between the Fund on behalf of the Portfolio and Travelers Asset Management International Corporation; and

    (2) To transact such other business as may properly come before the Meeting or any adjournments thereof.

  Shareholders of record at the close of business on September 30, 1998 are entitled to vote at the Meeting and any adjournments. If you attend the Meeting, you may vote your shares in person. If you do not expect to attend the Meeting, please fill in, date, sign and return the proxy in the enclosed envelope that requires no postage if mailed in the United States.

  Your vote is important and your participation in the governance of the Portfolio does make a difference.

  The Directors of the Fund, who recommend you vote "FOR" the proposal, have unanimously approved the proposal. YOUR IMMEDIATE RESPONSE WILL HELP SAVE ON THE COSTS OF ADDITIONAL SOLICITATIONS. We look forward to your participation.

  PLEASE SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID
ENVELOPE.

                                          Heath B. McLendon
                                          Chairman of the Board of Directors

October 22, 1998

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO A SHAREHOLDER OF THE PORTFOLIO UPON REQUEST. ANY SUCH REQUEST SHOULD BE MADE BY CALLING (800) 842-8573 OR BY WRITING TO THE FUND AT 388 GREENWICH STREET, NEW YORK, NEW YORK 10013.

  SHAREHOLDERS OF THE PORTFOLIO ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN THE PROXY CARD, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU CAST YOUR VOTE:

                 FOR APPROVAL OF THE NEW MANAGEMENT AGREEMENT.

                            YOUR VOTE IS IMPORTANT.

                    PLEASE RETURN YOUR PROXY CARD PROMPTLY
                      NO MATTER HOW MANY SHARES YOU OWN.

                          TRAVELERS SERIES FUND INC.
                         TBC MANAGED INCOME PORTFOLIO
                388 GREENWICH STREET, NEW YORK, NEW YORK 10013

                            ----------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 24, 1998

                            ----------------------

                                PROXY STATEMENT

  The accompanying proxy is solicited by the Board of Directors of Travelers Series Fund Inc. (the "Fund") on behalf of the TBC Managed Income Portfolio (the "Portfolio"), in connection with the special meeting of shareholders of the Fund (the "Meeting") to be held at the offices of the Fund, 388 Greenwich Street, New York, New York at 2:00 p.m. local time on November 24, 1998 (the "Meeting").

  The proposals to be presented at the Meeting are as follows:

    (1) To approve a new Management Agreement between the Fund on behalf of the Portfolio and Travelers Asset Management International Corporation ("TAMIC"); and

    (2) To transact such other business as may properly come before the Meeting or any adjournments thereof.

  The Board has fixed the close of business on September 30, 1998, as the record date (the "Record Date") for the determination of holders of shares of Common Stock of the Portfolio entitled to vote at the Meeting (the "Shares"). There are no persons who, to the knowledge of the Fund, owned beneficially more than 5% of the Portfolio's outstanding Shares as of September 30, 1998. As of the Record Date, the officers and Directors of the Fund beneficially owned less than 1% of the outstanding shares of the Portfolio.

VOTING

  Shareholders of record at the close of business on the Record Date will be entitled to one vote per share and any fractional shares are entitled to a fractional vote on all business of the Meeting. No Shares have cumulative voting rights. The Portfolio had 4,351,562.11 shares of its Common Stock outstanding on the Record Date. It is expected that this proxy statement and the accompanying proxy will be first sent to shareholders on or about October 22, 1998.

  The favorable vote of the holders of a "majority of the outstanding voting securities" of the Portfolio, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") is required to approve the Portfolio's New

Management Agreement (the "Proposal"). The 1940 Act defines a "majority of the outstanding voting securities" of the Portfolio to mean the lesser of (a) the vote of holders of 67% or more of the Shares of the Portfolio present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting Shares of the Portfolio are present in person or by proxy, or (b) the vote of the holders of more than 50% of the outstanding Shares of the Portfolio.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Only owners of variable annuity contracts issued by The Travelers Insurance Company and its subsidiary, Travelers Life and Annuity Company (collectively "Travelers Insurance") that were invested in the Portfolio as of the close of business on the Record Date are considered "shareholders of record" and are entitled to notice of and to vote at the Meeting.

  Travelers Insurance is the sole legal shareholder of the Portfolio, since the Portfolio technically offers its Shares only for purchase by Travelers Insurance's separate accounts on behalf of its variable contracts. Nevertheless, with respect to the meeting, Travelers Insurance will solicit and accept timely voting instructions from its contract owners who own units in a Travelers Insurance separate account that correspond to Shares in the Portfolio and vote them in accordance with such instructions. Travelers Insurance will vote all Portfolio Shares related to the variable contracts for which it has not received timely voting instructions in the same proportion as the Shares for which it has received timely instructions. In addition, Travelers Insurance will vote the Shares for which it has voting rights in the same proportion as the votes for which they have received proper instructions.

  Proxies received prior to the Meeting on which no vote is indicated will be voted "for" the proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as Shares that are present but which have not been voted. A majority of the outstanding Shares entitled to vote on the proposal must be present in person or by proxy to have a quorum to conduct business at the Meeting.

  Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

  The Fund knows of no business other than that mentioned in Proposal 1 of the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

                                   PROPOSAL
                     APPROVAL OF NEW MANAGEMENT AGREEMENT

INTRODUCTION

  The Board of Directors recommends that the shareholders of the Portfolio approve a new Management Agreement (the "New Management Agreement") between Travelers Asset Management International Corporation ("TAMIC") and the Fund on behalf of the Portfolio. The Portfolio is currently managed by Travelers Investment Adviser, Inc. ("TIA"), an affiliate of TAMIC, and is subadvised by The Boston Company Asset Management, Inc. ("TBC Asset Management"). If the New Management Agreement is approved, TAMIC will replace both TIA and TBC Asset Management, and will provide the same services to the Portfolio that are currently being provided by each of them. The New Management Agreement is similar in all material respects to the current management agreement (the "Current Management Agreement") in effect between TIA and the Fund, except for the identity of the manager, references to the subadviser and the Subadvisory Agreement (as defined below), and the dates of execution and effectiveness. A copy of the New Management Agreement is set forth as Annex A. If the New Management Agreement is not approved, the Current Management Agreement will continue in effect.

  The Fund was organized as a Maryland corporation on February 22, 1994 and is an open-end management company with thirteen investment portfolios whose shares are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts. TIA has served as the Portfolio's investment manager since September 3, 1996 pursuant to a Transfer and Assumption Agreement between TIA and Mutual Management Corp., an Affiliate of TIA and the Portfolio's original investment manager. TBC Asset Management has served as subadviser to the Portfolio since its inception on June 2, 1994 pursuant to a subadvisory agreement (the "Subadvisory Agreement"). The Current Management Agreement and the Subadvisory Agreement were each approved by the initial shareholder of the Portfolio on June 2, 1994.

  At a Board Meeting held on June 10, 1998, Fund management informed the Board that it recently had reviewed the thirteen investment portfolios available through the Fund and determined that several of the fixed income alternatives are substantially similar with respect to their volatility and risk profile. Management also indicated that because the Portfolio had grown to only $45 million in assets since it commenced operations in 1994, it was considering whether a slightly modified investment approach would make the Portfolio more attractive to investors in existing variable annuity products as well as those under development. Management further informed the Board that TAMIC's investment approach, which is to manage assets by investing in higher rated investment grade securities with shorter durations and maturities than those held in the Portfolio currently, might be an appropriate one. At the same meeting, two representatives from TAMIC addressed the Board and gave an overview of TAMIC, including its investment philosophy, performance record and portfolio management expertise.

IDENTICAL TERMS OF THE AGREEMENTS

  The proposed New Management Agreement and the Current Management Agreement (hereinafter jointly referred to as the "Agreements") are identical except for the name of the manager, references to the subadviser and the Subadvisory Agreement, and the dates of execution and effectiveness. Under the Agreements, the Manager furnishes investment information and advice and makes recommendations with respect to the purchase and sale of investments based upon the Portfolio's investment policies. The Manager has responsibility for the investment decisions of the Portfolio, subject to the supervision, direction and approval of the Board of Directors.

  The Agreements provide that all of the ordinary business expenses incurred in the operations of the Portfolio shall be paid by the Portfolio. These expenses include (but are not limited to) advisory fees, sub-advisory fees, and administration fees, fees for necessary professional and brokerage services, costs relating to local administration of securities, fees for any pricing service, the costs of regulatory compliance, and pro rata costs associated with maintaining the Fund's legal existence and shareholder relations.

  The Agreements provide that the Fund shall pay a monthly fee to the Manager computed at an annual rate of 0.65% of the Portfolio's average daily net assets. The aggregate management fee paid by the Portfolio during the Fund's most recently completed fiscal year was $176,499.51. Of that fee, the aggregate sub-advisory fee paid by TIA to the Subadviser, computed at an annual rate of 0.30% of the Portfolio's average net assets was $81,461.24.

  The Portfolio paid no commissions on portfolio transactions to affiliated brokers of the Fund.

  The Agreements may be terminated at any time without penalty, on 60 days written notice by (i) the Directors, (ii) the holders of a majority of the Portfolio's outstanding voting securities, as defined by the 1940 Act, or (iii) the Manager. The Agreements terminate automatically in the event of any assignment, as defined by the 1940 Act. The Agreements continue from year to year so long as their continuance is specifically approved at least annually either (i) by the Board of Directors of the Fund or (ii) by the vote of a majority of the Portfolio's outstanding voting securities, as defined by the 1940 Act, provided that in either event the continuance is also approved by the vote of a majority of the directors of the Fund who are not interested persons of the Fund or of the Manager, cast in person at a meeting called for the purpose of voting on such approval.

INFORMATION ABOUT TAMIC

  TAMIC is a wholly owned subsidiary of the Plaza Corporation, and an indirect subsidiary of Citigroup Inc. Its principal office is located at One Tower Square - 10PB, Hartford, CT 06183-2030. TAMIC serves as investment adviser to a number of registered investment companies, insurance company general accounts, insurance company separate accounts, pension plans and other institutional accounts. TAMIC's investment management services focus primarily on investment grade fixed income securities. Annex B indicates the net assets and the advisory fee rate of each investment company advised or sub-advised by TAMIC that has an investment objective similar to that of the Portfolio. For those investment companies, TAMIC has not waived, reduced, or agreed to reduce its compensation under any applicable contract. Information regarding the directors and executive officers of TAMIC is set forth in Annex C.

THE BOARD'S CONSIDERATION

  At a meeting held on September 9, 1998 management made a formal proposal to the Board and recommended that TAMIC be hired to provide investment management services to the Portfolio. Management explained that after careful analysis it had determined that utilizing TAMIC's modified investment approach for the Portfolio, with a slightly lower volatility and risk profile, would benefit existing and future investors, would better complement the other twelve investment alternatives available through the Fund, and would actually add an alternative that is not currently available. TAMIC made a second presentation to the Board, and answered Board members' questions.

  In considering whether to approve the New Management Agreement with TAMIC and to recommend approval to shareholders, the Board considered various matters and materials supplied by management and TAMIC, including an analysis of similar funds and accounts that are currently managed by TAMIC. The Board also considered the skills and capabilities of TAMIC including its investment philosophy, performance expectations and methods of operation. In particular, the Board considered the financial resources of TAMIC and the reputation and expertise of TAMIC and its affiliates in domestic and international financial markets. The Board further considered that the fee paid to TAMIC pursuant to the New Management Agreement will be the same fee currently paid to TIA, which includes the fee paid to TBC Asset Management, and will not in any manner increase the fees or expenses otherwise incurred by the Portfolio's shareholders.

  In comparing the investment performance of the TAMIC advised funds and the Portfolio, the Board was advised that the Portfolio generally had higher gross returns over relevant periods than the TAMIC advised funds. TAMIC explained, however, that the difference in performance resulted from TAMIC limiting its investments to higher rated securities with shorter durations and maturities as contrasted with the Portfolio investments in maturities with longer durations. The Board also considered that for the most recent three year period ended August 31, 1998 the funds advised by TAMIC had almost the same gross returns as the performance for the Portfolio without the potential for higher volatility. The Board further considered management's view that for those Portfolio shareholders who are willing to assume higher risk with the hopes of higher returns, there are other fixed income portfolios within the Fund with which shareholders can exchange their Portfolio shares on a tax deferred basis. Finally, the Board considered the fact that Travelers Insurance will include the Portfolio (once it has been repositioned) in at least one new variable annuity product, which will increase the assets of the Portfolio and potentially lower overall expenses.

  Based upon the Board's review and evaluations of the materials presented and its consideration of all factors deemed relevant, the Board of Directors concluded that the New Management Agreement is reasonable, fair and in the best interests of the Portfolio and its shareholders. Accordingly, the Directors present at the meeting, including a majority of the Directors who are not parties to the New Management Agreement or "interested persons" of any such parties within the meaning of the 1940 Act, unanimously approved the New Management Agreement and voted to recommend its approval to the Portfolio's shareholders. At the same meeting, the Board also approved management's recommendation that the existing Subadvisory Agreement with TBC Asset Management be terminated. The termination of the Subadvisory Agreement is expected to become effective at the same time that TAMIC assumes its new role, assuming that the required shareholder approval is received. The termination of the Subadvisory Agreement does not require shareholder approval. Also, upon effectiveness of the New Management Agreement, the Board approved changing the name of the Portfolio to "Travelers Managed Income Portfolio."

RECOMMENDATION OF DIRECTORS

  THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE NEW AGREEMENT.

                              GENERAL INFORMATION

PROXY SOLICITATION

  The Portfolio has engaged the services of Management Information Services to assist in the solicitation of proxies for the Meeting. The cost of soliciting proxies will be borne by Travelers Insurance. The Portfolio expects to solicit proxies principally by mail, but the Portfolio or Management Information Services may also solicit proxies by telephone or personal interview. The Portfolio may also pay persons holding stock in their names, or those of their nominees, for their expenses in sending proxies and proxy materials to beneficial owners or principals.

                             SHAREHOLDER PROPOSALS

  As a general matter, the Portfolio does not hold regular meetings of shareholders. Any shareholder who wishes to submit proposals for consideration at a meeting of the Portfolio should send such proposal to the Portfolio at the address set forth on the first page of this Proxy Statement. To be considered for presentation at a shareholder meeting, proposals must be received a reasonable time before a solicitation is made.

                                    GENERAL

  Management of the Portfolio does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the person acting under the proxies.

  Failure of a quorum to be present at the Meeting for the Portfolio may necessitate adjournment and may subject the Portfolio to additional expense.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          Christina T. Sydor
                                          Secretary

October 22, 1998

                                    ANNEX A

                         FORM OF MANAGEMENT AGREEMENT

                          TRAVELERS SERIES FUND INC.
                     (TRAVELERS MANAGED INCOME PORTFOLIO)

                                                             November    , 1998

TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORP.
One Tower Square--10PB
Hartford, CT 06183

Dear Sirs:

  Travelers Series Fund Inc. (the "Company"), a corporation organized under the laws of the State of Maryland, on behalf of the Travelers Managed Income Portfolio (the "Portfolio"), confirms its agreement with Travelers Asset Management International Corp. (the "Manager"), as follows:

1. INVESTMENT DESCRIPTION; APPOINTMENT

  The Company desires to employ its capital relating to the Portfolio by investing and reinvesting in investments of the kind and in accordance with the investment objective(s), policies and limitations specified in the prospectus (the "Prospectus") and the statement of additional information (the "Statement") filed with the Securities and Exchange Commission as part of the Company's Registration Statement on Form N-1A on February 23, 1994 as amended from time to time, and in the manner and to the extent as may from time to time be approved by the Board of Directors of the Company (the "Board"). Copies of the Prospectus and the Statement have been or will be submitted to the Manager. The Company agrees promptly to provide copies of all amendments to the Prospectus and the Statement to the Manager on an on-going basis. The Company desires to employ and hereby appoints the Manager to act as manager of the Portfolio. The Manager accepts the appointment and agrees to furnish the services for the compensation set forth below.

2. SERVICES AS INVESTMENT MANAGER

  Subject to the supervision, direction and approval of the Board of the Company, the Manager shall (a) maintain compliance procedures for the Portfolio that it reasonably believes are adequate to ensure the Portfolio's compliance with (i) the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations promulgated thereunder and (ii) the Portfolio's investment objective(s), policies and restrictions as stated in the Prospectus and the Statement;

(b) make investment decisions for the Portfolio; (c) place purchase and sale orders for portfolio transactions on behalf of the Portfolio; (d) employ professional portfolio managers and securities analysts who provide research services to the Portfolio; and (e) administer the Portfolio's corporate affairs and, in connection therewith, furnish the Portfolio with office facilities and with clerical, bookkeeping and recordkeeping services at such office facilities. In providing those services, the Manager will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Portfolio's assets.

3. BROKERAGE

  In selecting brokers or dealers (including, if permitted by applicable law, Salomon Smith Barney Inc.) to execute transactions on behalf of the Portfolio, the Manager will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Manager will consider factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Manager is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), provided to the Portfolio and/or other accounts over which the Manager or its affiliates exercise investment discretion. Nothing in this paragraph shall be deemed to prohibit the Manager from paying an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker, or dealer would have charged for effecting that transaction, if the Manager determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Portfolio and/or other accounts over which the Manager or its affiliates exercise investment discretion.

4. INFORMATION PROVIDED TO THE COMPANY

  The Manager shall keep the Company informed of developments materially affecting the Portfolio, and shall, on its own initiative, furnish the Company from time to time with whatever information the Manager believes is appropriate for this purpose.

5. STANDARD OF CARE

  The Manager shall exercise its best judgment and shall act in good faith in rendering the services listed in paragraphs 2 and 3 above. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Manager against any liability to the Company or the shareholders of the Portfolio to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Manager's reckless disregard of its obligations and duties under this Agreement.

6. COMPENSATION

  In consideration of the services rendered pursuant to this Agreement, the Portfolio will pay the Manager an annual fee calculated at the rate of 0.65% of the Portfolio's average daily net assets; the fee is calculated daily and paid monthly. The fee for the period from the Effective Date (defined below) of the Agreement to the end of the month during which the Effective Date occurs shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Manager, the value of the Portfolio's net assets shall be computed at the times and in the manner specified in the Prospectus and/or the Statement.

7. EXPENSES

  The Manager shall bear all expenses (excluding brokerage costs, custodian fees, auditors fees or other expenses to be borne by the Portfolio or the Company) in connection with the performance of its services under this Agreement. The Portfolio shall bear certain other expenses to be incurred in its operation, including, but not limited to investment advisory, any sub-advisory and any administration fees; fees for necessary professional and brokerage services; fees for any pricing service; the costs of regulatory compliance; and pro rata costs associated with maintaining the Company's legal existence and shareholder relations. All other expenses not specifically assumed by the Manager hereunder on behalf of the Portfolio are borne by the Company.

8. REDUCTION OF FEE

  If in any fiscal year the aggregate expenses of the Portfolio (including fees pursuant to this Agreement and the Portfolio's administration agreements, if any, but excluding interest, taxes, brokerage and extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Portfolio, the Manager shall reduce its fee to the Portfolio by the proportion of such excess expense equal to the proportion that its fee hereunder bears to the aggregate of fees paid by the Portfolio for investment management, advice and administration in that year, to the extent required by state law. A fee reduction pursuant to this paragraph 8, if any, shall be estimated, reconciled and paid on a monthly basis. The Company confirms that, as of the date of this Agreement, no such expense limitation is applicable to the Portfolio.

9. SERVICES TO OTHER COMPANIES OR ACCOUNTS

  The Company understands that the Manager now acts, will continue to act and may act in the future as investment manager or adviser to fiduciary and other managed accounts, and as investment manager or adviser to other investment companies, and the Company has no objection to the Manager's so acting, provided that whenever the Portfolio and one or more other investment companies or accounts managed or advised by the Manager have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. The Portfolio recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolio. In addition, the Portfolio understands that the persons employed by the Manager to assist in the performance of the Manager's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Manager or any affiliate of the Manager to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

10. TERM OF AGREEMENT

  This Agreement shall become effective November    , 1998 (the "Effective
Date") and shall continue for an initial two-year term and shall continue thereafter so long as such continuance is specifically approved at least annually as required by the 1940 Act. This Agreement is terminable, without penalty, on 60 days' written notice, by the Board of the Company or by vote of holders of a majority (as defined in the 1940 Act and the rules thereunder) of the outstanding voting securities of the Portfolio, or upon 60 days' written notice, by the Manager. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

11. REPRESENTATION BY THE COMPANY

  The Company represents that a copy of the Articles of Incorporation is on file with the Secretary of the State of Maryland.

  If the foregoing is in accordance with your understanding, kindly indicate your acceptance of this Agreement by signing and returning the enclosed copy of this Agreement.

                                          Very truly yours,

                                          Travelers Series Fund Inc.


                                          By:__________________________________
                                              Name:
                                              Title:
Accepted:

Travelers Asset Management International Corp.


By:__________________________________
  Name:
  Title:

                      [This Page Intentionally Left Blank]

                                    ANNEX B

 FUNDS FOR WHICH TAMIC SERVES AS INVESTMENT ADVISER OR SUB-ADVISER THAT HAVE AN
             INVESTMENT OBJECTIVE SIMILAR TO THAT OF THE PORTFOLIO

                                 ANNUAL RATE OF
                              INVESTMENT ADVISER'S            TOTAL NET ASSETS
                                  COMPENSATION     ADVISORY     FOR THE MOST
                               (BASED ON AVERAGE   FEES PAID  RECENTLY COMPLETED
  NAME OF COMPANY AND FUND     DAILY NET ASSETS)   TO TAMIC     FISCAL YEAR
  ------------------------    -------------------- --------- ------------------
Travelers Quality Bond
  Account for Variable
  Annuities.................        0.3233%        $529,458     $159,031,299
Travelers Series Trust
  Travelers Quality Bond
  Portfolio.................        0.3233%          20,799        9,468,150
American Odyssey Funds, Inc.
  Intermediate-Term Bond
  Fund......................          0.25%         493,298      108,595,634

                      [This Page Intentionally Left Blank]

                                    ANNEX C

              PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF TAMIC

  Set forth below is certain information regarding the principal executive officer and each director of TAMIC.

 NAME, POSITION(S)
 WITH                  PRINCIPAL OCCUPATIONS AND BUSINESS
 TAMIC AND ADDRESS     EXPERIENCE FOR PAST FIVE YEARS
 -----------------     ----------------------------------

Marc P. Weill........ Chairman of the Board of Travelers Asset Management
388 Greenwich Street  International Corp. ("TAMIC"); Senior Vice President
New York, NY  10013   of The Travelers Insurance Group, Inc. ("TIG"); Chief
                      Investment Officer and Senior Vice President of
                      Travelers Group Inc.
David A. Tyson....... Director, President and Chief Investment Officer of
One Tower Square      TAMIC; Vice President of TIG
Hartford, CT  06183
John R. Britt........ Director and Secretary of TAMIC; Counsel of TIG
One Tower Square
Hartfor, CT  06183
Joseph E. Rueli, Jr.. Director, Senior Vice President and Chief Financial
One Tower Square      Officer of TAMIC; Vice President of TIG
Hartford, CT  06183
Forrest D. Voss...... Director and Senior Vice President of TAMIC; Vice
388 Greenwich Street  President of TIG
New York, NY  10013
William H. White..... Treasurer of TAMIC; Vice President and Treasurer of TIG
One Tower Square
Hartford, CT  06183


                                      C-1


ANNEX D

FORM OF PROXY CARD


TBC MANAGED INCOME PORTFOLIO
A SERIES OF TRAVELERS SERIES FUND INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS - NOVEMBER 24, 1998

The undersigned holders of shares of the TBC Managed Income Portfolio (the "Portfolio"), a series of Travelers Series Fund Inc., a Maryland corporation, hereby appoints Heath B. McLendon, Christina, T. Sydor, and Gordon E. Swartz, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the Portfolio indicated above on November 24, 1998 at 2 p.m. Eastern time, and at any adjournment thereof, all of the shares of the Portfolio which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE APPROVAL OF THE PROPOSAL. This proxy will serve as the voting instruction form by which the undersigned owner of a variable annuity or variable life insurance contract (each, a "Contract") instructs the voting of the Portfolio shares attributable to his or her Contract.

SEE REVERSE SIDE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE BOARD OF DIRECTORS RECOMMEND VOTING "FOR" THE PROPOSAL. TO VOTE, FILL IN BOX COMPLETELY.

							 FOR      AGAINST       ABSTAIN
1.	Proposal to approve  a new
Management Agreement for the TBC Managed
Income Portfolio.		                   /  /     /  /         /  /


2.	IN THE DISCRETION OF SUCH PROXIES, UPON
SUCH OTHER BUSINESS AS MAY PROPERLY COME
BEFORE THE MEETING OR ANY ADJOURNMENT
THEREOF.


Mark here for address change and note and left     /   /

PLEASE SIGN, DATE AND RETURN PROMPTLY
IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as
your name appears on this
Proxy. If joint owners, EITHER
may sign this Proxy. When signing as
executor, administrator,
attorney, trustee or guardian
or as custodian for a minor,
please give full title as
such.  If a corporation,
please sign in full corporate
name and indicate the signer's
office.  If a partner, sign in
the partnership name.



_____________________________
Signature

______________________, 1998
Date